Other receivables	12 Months Ended
Dec. 31, 2025
Receivables [Abstract]
Other receivables

13. Other receivables

EFMK Supplies Limited

Included in other receivables is an amount of SGD 4,077,692 (USD 3,017,492) advanced in relation to the Group’s intended acquisition of equity interests in EFMK Supplies Limited (“EFMK”). During the year, the Group, through its subsidiary, entered into share sale and purchase agreements with the existing shareholders of EFMK for the transfer of shares. Supporting documents, including instruments of transfer and bought and sold notes, were duly executed.

However, as of the reporting date, the transfer of shares has not been formally completed and registered with the relevant authorities, as evidenced by the latest annual return of EFMK which does not reflect the Group as a shareholder. Accordingly, the Group does not have effective control over EFMK, and the funds advanced remain restricted in use.

Subsequent to the discovery of irregularities and lack of access to the bank account of EFMK, the Group, through its legal advisors, has taken steps to safeguard the assets, including requesting the bank to suspend operations of the relevant bank account to prevent unauthorized transactions.

In view of the above circumstances, the amount has been classified as other receivables instead of an investment in subsidiary.

The Group’s Chief Executive Officer has provided a personal undertaking to support the recoverability of the amount. As at the reporting date, the CEO has dividend entitlements payable by the Company amounting to approximately SGD 5.8 million, and has agreed that such dividend entitlements may be set off against the outstanding balance in the event that the amount is not recoverable.

Based on the above undertaking and ongoing legal actions, management is of the view that the amount remains recoverable.